                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  APRIL 25, 1997



                       AMERICAN ONCOLOGY RESOURCES, INC.
            (Exact name of registrant as specified in its charter)


         DELAWARE                    0-26190                    84-1213501
(State or other jurisdiction  (Commission File Number)        (IRS Employer
  of incorporation)                                      Identification Number)


                      16825 NORTHCHASE DRIVE, SUITE 1300
                                HOUSTON, TEXAS
                                     77060
                    (Address of principal executive office)
                                  (Zip Code)
                                (281) 873-2674
             (Registrant's telephone number, including area code)

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

     On April 25, 1997, American Oncology Resources, Inc., through an indirect wholly owned subsidiary (together, the "Company"), acquired the nonmedical assets of, and entered into a long-term management agreement with, the medical practice conducted through Texas Radiation Oncology Group, L.L.P.
     (TROG), a four-physician radiation oncology practice located in Austin, Texas comprised of Austin Cancer Center, Ltd. and Austin Cancer Center II, Ltd. as partners. In connection with such transaction, the TROG practice merged with and into Central Texas Oncology Associates, P.A. (CTOA), a medical oncology practice already affiliated with the Company. In exchange, the Company delivered aggregate consideration of approximately $12,065,000 consisting of (i) cash and transaction costs of $5,574,000,
     (ii) promissory notes of $4,223,000, (iii) an agreement to deliver a specified number of shares of Common Stock at specified future dates, valued at $1,754,000 and (iv) an assumption of liabilities of approximately $514,000. The purchase price was determined after arms-length negotiation between the Company and the TROG practice. The cash component of the purchase price was funded from proceeds from the Company's credit facility.

     In connection with the TROG practice's merger into CTOA, the Company and CTOA amended their management services agreement, which provides for payment to the Company of a management fee, which includes reimbursement for all practice costs (other than amounts retained by the physicians), a fixed fee and, if certain criteria are satisfied, a performance fee. Each of the TROG practice's physicians also entered into an employment agreement with CTOA.

     The acquired nonmedical assets include equipment and other tangible personal property. The TROG practice used the nonmedical assets in connection with the operation of its radiation oncology practice, and the Company intends to employ these assets to provide services under the terms of the management agreement, as amended, with CTOA.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  Financial statements of businesses acquired.

          Report of Independent Accountants
          Texas Radiation Oncology Group, LLP, Austin Cancer Center, Ltd. and
            Austin Cancer Center II, Ltd. Combined Balance Sheet as of December 31, 1996

          Texas Radiation Oncology Group, LLP, Austin Cancer Center, Ltd. and
            Austin Cancer Center II, Ltd. Combined Statement of Operations and Partners' Capital for the Year Ended December 31, 1996

          Texas Radiation Oncology Group, LLP, Austin Cancer Center, Ltd. and
            Austin Cancer Center II, Ltd. Combined Statement of Cash Flows for the Year Ended December 31, 1996

          Notes to Financial Statements

     (b)  Pro forma financial information.

          Unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 1996

          Unaudited Pro Forma Consolidated Balance Sheet as of December 31, 1996

(c)  Exhibits:

     2.1 Master Transaction Agreement, dated as of April 25, 1997, among American Oncology Resources, Inc., AOR of Texas Management Limited Partnership, Shannon D. Cox, M.D., John H. Wilbanks, M.D., George R. Brown, M.D., Bruce M. Turner, M.D., Texas Radiation Oncology Group, L.L.P., Austin Cancer Center, Limited, Austin Cancer Center II, Limited, Central Texas Radiation Oncology Physicians, P.A. and Central Texas Oncology Associates, P.A.

     2.2 Purchase Agreement, dated as of April 25, 1997, among American Oncology Resources, Inc., AOR of Texas Management Limited Partnership, Shannon D. Cox, M.D., John H. Wilbanks, M.D., George R. Brown, M.D., Bruce M. Turner, M.D., Texas Radiation Oncology Group, L.L.P., Austin Cancer Center, Limited, Austin Cancer Center II, Limited, Central Texas Radiation Oncology Physicians, P.A. and Central Texas Oncology Associates, P.A.

     2.3 Management Services Agreement, effective as of September 1, 1996, between Central Texas Oncology Associates, P.A. and American Oncology Resources, Inc. (as assigned to AOR of Texas Management Limited Partnership), as amended effective April 25, 1997.

Each of the above-listed agreements contains a list identifying all omitted exhibits and schedules. The Company agrees to furnish a supplementary copy of any omitted exhibit or schedule to the Securities and Exchange Commission upon request.

                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                       AMERICAN ONCOLOGY RESOURCES, INC.


Date: May 9, 1997                      By:   /s/   R. DALE ROSS
                                          -----------------------------------
                                          R. Dale Ross, Chairman of the Board
                                          and Chief Executive Officer

ITEM 7. (A)   FINANCIAL STATEMENTS OF BUSINESS ACQUIRED


REPORT OF INDEPENDENT ACCOUNTANTS


To the Partners of
Texas Radiation Oncology Group, LLP,
 Austin Cancer Center, Ltd. and
 Austin Cancer Center II, Ltd.


In our opinion, the accompanying combined balance sheet and the related combined statements of operations and partners' capital and of cash flows present fairly, in all material respects, the financial position of Texas Radiation Oncology Group, LLP, Austin Cancer Center, Ltd. and Austin Cancer Center II, Ltd. (collectively, the Group) at December 31, 1996 and the results of their operations and their cash flows for the year then ended, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Group's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for the opinion expressed above.



PRICE WATERHOUSE LLP
Houston, Texas
February 26, 1997

                     TEXAS RADIATION ONCOLOGY GROUP, LLP,
                        AUSTIN CANCER CENTER, LTD. AND
                         AUSTIN CANCER CENTER II, LTD.


                            COMBINED BALANCE SHEET

                               DECEMBER 31, 1996
                                (IN THOUSANDS)


                                    ASSETS


Current assets:
 Cash                                                          $  330
 Accounts receivable, net of allowance for doubtful
  accounts of $529                                              1,399
 Prepaid assets                                                    17
                                                               ------
    Total current assets                                        1,746
                                                               ------
Property and equipment:
 Medical equipment                                                677
 Furniture and fixtures                                           164
 Leasehold improvements                                           120
                                                               ------
                                                                  961
 Less - accumulated depreciation                                 (274)
                                                               ------
                                                                  687
                                                               ------

    Total assets                                               $2,433
                                                               ======

                       LIABILITIES AND PARTNERS' CAPITAL

Current liabilities:
 Accounts payable                                              $  152
 Payor credit balances                                            131
 Accrued compensation                                             108
 Current portion of indebtedness                                  251
                                                               ------
    Total current liabilities                                     642
Long-term indebtedness                                             93
                                                               ------
    Total liabilities                                             735
Partners' capital                                               1,698
                                                               ------
Commitments and contingencies (Note 5)
                                                               ------
    Total liabilities and partners' capital                    $2,433
                                                               ======


        The accompanying notes are an intergral part of this statement.

                     TEXAS RADIATION ONCOLOGY GROUP, LLP,
                        AUSTIN CANCER CENTER, LTD. AND
                         AUSTIN CANCER CENTER II, LTD.


            COMBINED STATEMENT OF OPERATIONS AND PARTNERS' CAPITAL

                         YEAR ENDED DECEMBER 31, 1996
                                (IN THOUSANDS)


Revenue                                                        $ 8,036
                                                               -------
Operating expenses:
 Compensation and benefits                                       1,011
 Other practice costs                                              907
 Depreciation and amortization                                     186
                                                               -------
                                                                 2,104
                                                               -------
Income from operations                                           5,932
Interest expense                                                   (15)
Other income                                                         7
                                                               -------
Net income                                                       5,924
Partners' capital:
 Beginning of period                                             2,188
 Contributions                                                     121
 Distributions                                                  (6,535)
                                                               -------

 End of period                                                 $ 1,698
                                                               =======


        The accompanying notes are an integral part of this statement.

                     TEXAS RADIATION ONCOLOGY GROUP, LLP,
                        AUSTIN CANCER CENTER, LTD. AND
                         AUSTIN CANCER CENTER II, LTD.


                       COMBINED STATEMENT OF CASH FLOWS

                         YEAR ENDED DECEMBER 31, 1996
                                (IN THOUSANDS)



Cash flows from operating activities:-
 Net income                                                    $ 5,924
 Noncash adjustment:
   Depreciation and amortization                                   186
 Cash provided (used) by changes in:
   Accounts receivable                                              54
   Prepaid assets                                                   18
   Accounts payable                                                 97
   Accrued compensation                                            (10)
   Payor credit balances                                            79
                                                               -------
     Net cash provided by operating activities                   6,348
                                                               -------
Cash flows from investing activities:
 Acquisitions of property and equipment                           (594)
                                                               -------
    Net cash used by investing activities                         (594)
                                                               -------
Cash flows from financing activities:
 Partners' contributions                                           121
 Partners' distributions                                        (6,535)
 Repayment of indebtedness                                         (21)
 Proceeds from promissory note                                     225
 Proceeds from draw note                                           140
                                                               -------
    Net cash used by financing activities                       (6,070)
                                                               -------
Net decrease in cash                                              (316)
Cash:
 Beginning of period                                               646
                                                               -------

 End of period                                                 $   330
                                                               =======
Supplemental cash flow disclosures:
 Interest paid                                                 $    14



        The accompanying notes are an integral part of this statement.

                     TEXAS RADIATION ONCOLOGY GROUP, LLP,
                        AUSTIN CANCER CENTER, LTD. AND
                         AUSTIN CANCER CENTER II, LTD.

                    NOTES TO COMBINED FINANCIAL STATEMENTS



NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Texas Radiation Oncology Group, LLP is a physician-owned group serving the greater Austin, Texas area. The partnership was formed in January 1995 for the purpose of rendering professional radiation oncology services. Austin Cancer Center, Ltd. is a limited partnership formed in February 1995 for the principle purpose of operating a radiation therapy treatment facility servicing the greater Austin area. Austin Cancer Center II, Ltd. is a limited partnership formed in January 1996 for the principle purpose of operating a radiation therapy treatment facility servicing the northern Austin area. These entities (collectively, the Group) which are under substantially common control, have been combined for financial statement purposes.

     The following is a summary of the Group's significant accounting policies:

Principles of combination

     The financial statements of Texas Radiation Oncology Group, LLP, Austin Cancer Center, Ltd., and Austin Cancer Center II, Ltd. have been combined to present the aggregate financial position and results of operations of these entities which are under common control. All significant intercompany transactions and balances have been eliminated.

Use of estimates

     The preparation of the Group's financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses, as well as disclosures of contingent assets and liabilities. Because of inherent uncertainties in this process, actual future results could differ from those expected at the reporting date.

Fair value

     Management believes the carrying amounts of indebtedness approximate fair value. The Group's accounts receivable, payables and accrued liabilities are substantially current and believed by management to approximate fair value.

Revenue recognition

     Revenues for services rendered to patients by the Group are recognized when the services are provided based on established charges reduced to the net amounts estimated to be collectible for patients covered under contractual programs and by allowances for doubtful accounts.

     For the year ended December 31, 1996, approximately 18% of the Group's net revenues were derived from Medicare. At December 31, 1996, 14% of the Group's accounts receivable are due from Medicare. These accounts receivable are uncollateralized but are believed to have minimum credit risk.

Property and equipment

     Property and equipment is stated at cost. Medical equipment and furniture and fixtures are depreciated using accelerated methods over the estimated useful lives of five to seven years. Leasehold improvements are depreciated using the straight-line method over the estimated useful life not in excess of the remaining lease terms.

Income taxes

     No provision for income taxes has been recorded for the Group because the Group's income is reported by the partners in their respective income tax returns. The net excess of reported amounts of assets and liabilities over their tax basis at December 31, 1996 is approximately $1,009 which is principally comprised of differences associated with the cash basis of accounting for income tax reporting purposes.

NOTE 2 - LEASE OBLIGATIONS

     Future minimum lease payments for noncancelable operating leases are as follows (in thousands):

          1997                                      $157
          1998                                       107
          1999                                       104
          2000                                       102
          2001                                       102
          Thereafter                                 224
                                                    ----

                Total                               $796
                                                    ====

     Rental expense under noncancelable operating leases for the year ended December 31, 1996 approximated $253,000.

NOTE 3 - INDEBTEDNESS

     Indebtedness at December 31, 1996 consists of the following (in thousands):

Bank promissory note, principal and
 interest at prime plus 1.00% (9.25% at
 December 31, 1996) payable monthly
 with final payment due December 10, 2000                      $119


Bank draw note, total amount available
 of $275, principal and variable rate                           225
 interest (8.25% at December 31, 1996)                         ----
 payable on demand                                              344


Less - current portion                                          251
                                                               ----

                                                               $ 93
                                                               ====

     The Group has two unused $200,000 revolving loans available at December 31, 1996. One note has a variable interest rate (8.25% at December 31, 1996) and the other has a variable interest rate (8.25% at December 31, 1996) plus .25%. Each note is due on demand or in monthly installments with final principal and accrued interest payments due December 19, 1997.

     Subsequent to December 31, 1996, the Group repaid the bank draw note from proceeds of a $350,000 term loan. Principal on the new note and variable rate interest (8.50% at December 31, 1996) are due on demand or in monthly installments of $7,000 beginning January 19, 1997 with a final payment of principal and accrued interest due December 19, 2001.

     Substantially all of the Group's equipment has been pledged to secure borrowings under the promissory note and revolving loans. The partners of the Group have also personally guaranteed the loans.

     Future maturities of indebtedness, as refinanced, are $250,000 in 1997, $29,000 in 1998, $30,000 in 1999 and $35,000 in 2000.

NOTE 4 - EMPLOYEE BENEFIT PLANS

     The Group has a 401(k) profit sharing plan and Money Purchase Plan (the Plans) in which substantially all employees meeting age requirements are eligible to participate after completion of six months of service, as defined by the Plans' agreements. Contributions to the Plans are discretionary and are determined by the Group on an annual basis. Employees vest pro rata in the Group's contributions over four years and the partners of the Group are the trustees of the Plan. Group contributions to the Plans for the year ended December 31, 1996 approximated $60,000.

NOTE 5 - COMMITMENTS, CONTINGENCIES AND RELATED PARTIES

     The Group maintains insurance with respect to medical malpractice risks on a claims-made basis in amounts management believes to be adequate. Management is not aware of any outstanding claims.

     The Company has a noncancelable operating lease for office space with an entity owned by a partner in the Group. Related party rental expense for the year ended December 31, 1996 was approximately $168,000. Future minimum lease payments to related parties are approximately $28,000 for 1997. The Group does not guarantee debt, if any, associated with the leased property. Such related party rental expense and future minimum lease commitments are included in the amounts in Note 2.

     Subsequent to year end, the Group committed to purchase a used accelerator for $115,000.

NOTE 6 - SUBSEQUENT EVENT


     The Group has entered into a letter of intent to negotiate the sale of substantially all of its operating assets. The physicians are also negotiating an agreement whereby the purchaser will manage the physicians' medical practice on a long-term basis.

ITEM 7. (B)   PRO FORMA FINANCIAL INFORMATION

     The following Unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 1996 and the Unaudited Pro Forma Consolidated Balance Sheet as of December 31, 1996 have been prepared to reflect adjustments to the Company's historical results of operations and financial position to give effect to the TROG transactions.

     The Unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 1996 has been prepared as if the TROG transactions occurred on January 1, 1996. The Unaudited Pro Forma Consolidated Balance Sheet has been prepared as if the TROG transactions occurred on December 31, 1996.

     The pro forma financial statements have been prepared by the Company based on the financial statements of the Company. To prepare the pro forma financial statements, the Company has estimated revenues for the periods prior to the Company's affiliation with TROG by applying the management fee formula contained in the management agreement with TROG to the historical medical practice revenue of the group. No adjustments to the operating costs or expenses of the group were made. These pro forma financial statements are presented for illustrative purposes only and are not necessarily indicative of the results that would have been obtained had the transaction been completed at the time above. This information should be read in conjunction with the Company's Consolidated Financial Statements and the notes thereto and the historical financial statements of TROG and the notes thereto included in the Registration Statement and elsewhere herein.

                UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

                               DECEMBER 31, 1996

                                (IN THOUSANDS)

                                                             HISTORICAL                            PRO FORMA
                                                   ------------------------------        ----------------------------
                                                   AMERICAN
                                                   ONCOLOGY          REPORTED            TRANSACTION          AS
                                                RESOURCES, INC.     TRANSACTON(1)        ADJUSTMENTS       ADJUSTED
                                                --------------      -------------        -----------     ------------
Assets
Current Assets:
  Cash and equivalent                           $     3,429         $       330          $     (330) (2)  $     3,429
  Accounts receivable                                61,183               1,399              (1,399) (2)       61,183
  Prepaids and other current assets                   5,775                  17                 (17) (2)        5,775
  Due from affiliated physician groups                5,356                                                     5,356
                                                -----------         -----------          ----------       -----------
      Total current assets                           75,743               1,746              (1,746)           75,743
Property and equipment, net                          18,943                 687                                19,630
Management service agreements                       240,034                                  11,207  (3)      251,241
Other assets                                          4,680                                                     4,680
                                                -----------         -----------          ----------       -----------
      Total assets                              $   339,400         $     2,433          $    9,461       $   351,294
                                                ===========         ===========          ==========       ===========
Liabilities and Stockholders' Equity
Current liabilities:
  Current maturities of long-term indebtedness  $     9,783         $       251                           $    10,034
  Accounts payable                                   15,148                 152                (152) (2)       15,148
  Payor credit balances                                                     131                (131) (2)            -
  Due to medical groups                                 616                                                       616
  Accrued compensation costs                          1,806                 108                (108) (2)        1,806
  Accrued interest payable                            2,325                                                     2,325
  Income taxes payable                                  641                                                       641
  Other accrued liabilities                           2,452                                                     2,452
                                                -----------         -----------          ----------       -----------
      Total current liabilities                      32,771                 642                (391)           33,022
Deferred income taxes                                 3,068                                                     3,068
Long-term indebtedness                               81,707                  93               9,797 (4)        91,597
                                                -----------         -----------          ----------       -----------
      Total liabilities                             117,546                 735               9,406           127,687
                                                -----------         -----------          ----------       -----------
Stockholders' equity:
  Common stock                                          284                                                       284
  Additional paid-in capital                        139,804                                                   139,804
  Common stock to be issued                          61,225                                   1,753 (6)        62,978
  Treasury stock                                     (8,530)                                                   (8,530)
  Retained earnings                                  29,071               1,698              (1,698)(5)        29,071
                                                -----------         -----------          ----------       -----------
      Total stockholders' equity                    221,854               1,698                  55           223,607
                                                -----------         -----------          ----------       -----------
      Total liabilities and stockholders'
       equity                                   $   339,400         $     2,433          $    9,461       $   351,294
                                                ===========         ===========          ==========       ===========

           Unaudited Pro Forma Consolidated Statement of Operations

                     Twelve Months Ended December 31, 1996

                     (in thousands, except per share data)

                                                             HISTORICAL                            PRO FORMA
                                                   ------------------------------        ----------------------------
                                                   AMERICAN                                REPORTED
                                                   ONCOLOGY          REPORTED            TRANSACTION          AS
                                                RESOURCES, INC.     TRANSACTON(1)        ADJUSTMENTS       ADJUSTED
                                                --------------      -------------        -----------     ------------
Revenue                                         $   205,460         $     8,036          $   (3,222)      $   210,274
                                                -----------         -----------          ----------       -----------
Operating Expenses:
  Pharmaceuticals and supplies                       85,210                                                    85,210
  Practice compensation and benefits                 41,350               1,011                                42,361
  Other Practice Costs                               23,495                 907                                24,402
  General and Administrative                         14,095                                                    14,095
  Depreciation and Amortization                       9,343                 186                 280 (8)         9,809
                                                -----------         -----------          ----------       -----------
                                                    173,493               2,104                 280           175,877
                                                -----------         -----------          ----------       -----------
Income from operations                               31,967               5,932              (3,502)           34,397
Other income (expense)
  Interest income                                     1,062                                                     1,062
  Interest expense                                   (4,307)                (15)               (686) (9)       (5,008)
  Other income (net)                                                          7                                     7
                                                -----------         -----------          ----------       -----------
Income before taxes                                  28,722               5,924              (4,188)           30,458
Income tax provision/(benefit)                       11,072                                     668 (10)       11,740
                                                -----------         -----------          ----------       -----------
Net income/(loss)                               $    17,650         $     5,924          $   (4,856)      $    18,718
                                                ===========         ===========          ==========       ===========
Net income per share                                   0.37                                                      0.39
                                                ===========                                               ===========
Shares used in per share calculations                47,549                                                    47,892
                                                ===========                                               ===========

     Notes To Unaudited Pro Forma Information

     (1) The column includes the historical financial information for TROG. The historical financial data was taken from the entity's financial statements included herein.

     (2) Adjustments to eliminate assets not acquired and liabilities not assumed in the transaction.

     (3) Adjustment to reflect the cost of management agreements, estimated for purposes of the pro forma balance sheet as $11,207,000. Such estimate is not expected to change materially when the Company completes its valuations of the acquired assets and assumed liabilities.

     (4) Adjustment to record $5,574,000 of funds borrowed under revolving line of credit to pay cash component of consideration and transaction costs and $4,223,000 for 7% promissory notes issued to the affiliated physicians.

     (5) Adjustment to eliminate the historical ownership interest of the TROG practice.

     (6) Adjustment to reflect commitment to issue 342,632 shares of Common Stock at specified future dates for no additional consideration.

     (7) Adjustment to eliminate medical practice revenues of the TROG practice that would not constitute revenue to the Company pursuant to the management agreement.

     (8) Adjustment to reflect additional amortization attributable to the newly obtained management agreement over the contractual term of 40 years.

     (9) Adjustment to reflect the impact of interest expense on funds borrowed under revolving line of credit and promissory notes granted as consideration.

     (10) Adjustment to reflect the impact of previous adjustments on the income taxes of the Company and the elimination of the partnership impact included in the TROG practice.

Exhibit Index

           Exhibit numbers are in accordance with the Exhibit Table
                         in Item 601 of Regulation S-K

Exhibit                                                              Sequential
Number                       Exhibit Description                     Page Number
-------                      -------------------                     -----------

2.1 Master Transaction Agreement, dated as of April 25, 1997, among American Oncology Resources, Inc., AOR of Texas Management Limited Partnership, Shannon D. Cox, M.D., John H.
                             Wilbanks, M.D., George R. Brown,
                             M.D., Bruce M. Turner, M.D., Texas
                             Radiation Oncology Group, L.L.P.,
                             Austin Cancer Center, Limited, Austin
                             Cancer Center II, Limited, Central
                             Texas Radiation Oncology Physicians,
                             P.A. and Central Texas Oncology
                             Associates, P.A.

2.2* Purchase Agreement, dated as of April 25, 1997, among American Oncology Resources, Inc., AOR of Texas
                             Management Limited Partnership,
                             Shannon D. Cox, M.D., John H.
                             Wilbanks, M.D., George R. Brown,
                             M.D., Bruce M. Turner, M.D., Texas
                             Radiation Oncology Group, L.L.P.,
                             Austin Cancer Center, limited, Austin
                             Cancer Center II, Limited, Central
                             Texas Radiation Oncology Physicians,
                             P.A. and Central Texas Oncology
                             Associates, P.A.

2.3* Management Services Agreement, effective as of September 1, 1996, between Central Texas Oncology Associates, P.A. and American
                             Oncology Resources, Inc. (as assigned
                             to AOR of Texas Management Limited
                             Partnership), as amended effective
                             April 25, 1997.
__________________

* Certain information in this exhibit is subject to request for confidential treatment. In accordance with Rule 24b-2 of the Securities Exchange Act of 1934, as amended, such information has been omitted and filed separately with the Securities and Exchange Commission.